                                                                      EXHIBIT 11

                               ERNST & YOUNG LLP
                               One Houston Center
                                   Suite 2400
                              1221 McKinney Street
                           Houston, Texas 77010-2007
                                  713-750-1500

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the references to our firm under the captions "Financial Highlights" and "Independent Auditors" and to the use of our reports dated December 1, 1995, in Post-Effective Amendment No. 16 to the Registration Statement (Form N-1A No. 33-11716) and related Prospectus of Common Sense Trust.


                                          /s/ ERNST & YOUNG LLP
                                            ERNST & YOUNG LLP

Houston, TX

March 21, 1996